UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2016
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Federal Signal Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders on April 26, 2016. As of the March 4, 2016 record date, there were 62,426,244 shares of the Company’s common stock issued and outstanding. The holders of 59,119,632 shares of common stock, 94.70% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. Set forth below are the final voting results for each of the three proposals submitted to a vote of the Company’s stockholders at the meeting. The proposals are described in detail in the Company’s definitive proxy statement filed March 16, 2016 (the “2016 Proxy Statement”).

Proposal 1.

The following nominees were elected to the Board of Directors to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 4,297,749 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
James E. Goodwin	49,361,778	5,460,105
Paul W. Jones	53,480,627	1,341,256
Bonnie C. Lind	54,345,122	476,761
Dennis J. Martin	54,281,066	540,817
Richard R. Mudge	54,311,476	510,407
William F. Owens	53,879,298	942,585
Brenda L. Reichelderfer	54,339,216	482,667
Jennifer L. Sherman	54,293,004	528,879
John L. Workman	54,339,855	482,028

Proposal 2.

The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the Company’s 2016 Proxy Statement. There were 4,297,749 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
53,558,885	1,131,402	131,596

In accordance with the stockholder vote at our 2011 Annual Meeting of Stockholders, our stockholders will be provided with an opportunity to provide advisory approval of the Company’s named executive officer compensation every year until the next required advisory vote on the frequency of such vote or until the Company’s Board of Directors elects to implement a different frequency for such advisory vote. We are required to hold an advisory vote on frequency at least once every six years.

Proposal 3.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
58,965,842	122,778	31,012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 29, 2016	By:	/s/ Brian S. Cooper
Senior Vice President and Chief Financial Officer